UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 15, 2008

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190
333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959	23-3064219
1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321	36-0938600
000-16844	PECO ENERGY COMPANY (a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000	23-0970240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure.

On July 15, 2008, Exelon Corporation (Exelon) announced its comprehensive environmental plan that details an enterprise-wide approach and host of initiatives being pursued by Exelon to reduce Exelon’s greenhouse gas emissions and that of its customers, communities, suppliers and markets. A copy of Exelon’s 2020 Low Carbon Roadmap is available at Exelon’s website, <outbind://50/www.exeloncorp.com> www.exeloncorp.com. The press release announcing Exelon’s plan is attached as Exhibit 99.1.

Exelon currently estimates that the cost to implement the potential greenhouse gas abatement initiatives described in this plan would be in excess of $10 billion through 2020. Approximately 80-85% of the estimated cost is associated with various potential initiatives to offer more low-carbon electricity in the marketplace such as nuclear uprates, natural-gas plants, and renewable generation. The remaining 15-20% is associated with potential initiatives to reduce or offset Exelon’s Green House Gas (GHG) emissions and to help our customers reduce their GHG emissions. These estimates do not include the cost associated with a new nuclear plant if Exelon decides to build one. Actual expenditures will depend on economic and policy developments, and will be made on a project-by-project basis in accordance with Exelon’s normal project evaluation standards as the plan is implemented.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release

* * * * *

This combined Form 8-K is being furnished separately by Exelon, Exelon Generation Company, LLC, Commonwealth Edison Company and PECO Energy Company (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2007 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 19; (2) Exelon’s First Quarter 2008 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the Securities and Exchange Commission by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION EXELON GENERATION COMPANY, LLC

/s/ Matthew F. Hilzinger
Matthew F. Hilzinger Senior Vice President and Chief Financial Officer Exelon Corporation

COMMONWEALTH EDISON COMPANY

/s/ Robert K. McDonald
Robert K. McDonald Senior Vice President, Chief Financial Officer, Treasurer and Chief Risk Officer Commonwealth Edison Company

PECO ENERGY COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett Senior Vice President and Chief Financial Officer PECO Energy Company

July 17, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release